EXHIBIT 10.12.1.

                              DATED 7th March, 2003





                              ALL ASSETS DEBENTURE



                                    GIVEN BY





                                   IN FAVOR OF


                               VENTURE FINANCE PLC





                                Wilde & Partners
                                 10 John Street
                                     London
                                    WC1N 2EB

     THIS DEBENTURE is made  the               day  of               20   BY THE
PARTY DESCRIBED IN SCHEDULE 1 ("the Company") in favour of VENTURE FINANCE PLC of Sussex House, Perrymount Road, Haywards Heath, West Sussex RH16 1DN (Company Number 2281768) ("VF").


1.       Covenant To Pay

         The Company will pay to VF on demand unless otherwise agreed in writing all monies and liabilities which are now or shall become due, owing or incurred by the Company to VF in any manner actually or contingently, solely or jointly, as principal or surety and whether or not VF shall have been an original party to the relevant transaction together with interest (as well after as before judgement or demand) and all legal, administrative and other charges, costs, expenses and payments incurred by VF in relation to the preparation, negotiation, entry into or performance of this Debenture or in enforcing the security created by it on a full indemnity basis (the "Secured Liabilities").

2.       Charges

2.1 As continuing security for the payment of the Secured Liabilities, the Company with full title guarantee charges:-

         (a) by way of legal mortgage all freehold and leasehold property vested in the Company at the date of this debenture including that specified in Schedule 2 together with all buildings, structures, fixtures and fittings (including trade and tenant's fixtures) now or hereafter thereon ("the Legally Mortgaged Property");

         (b)      by way of fixed charge:-

                  (i) all future freehold and leasehold property of the Company together with all buildings, structures, fixtures and fittings (including trade and tenant's fixtures) now or hereafter thereon ("the Equitably Charged Property");

                  (ii) all fixed plant and machinery now or hereafter in, on or attached to the Legally Mortgaged Property and/or the Equitably Charged Property and all spare parts, replacements, modifications for or to the same; and the benefit of all obligations and warranties given by any manufacturer or supplier of the same to or in favour of the Company and the benefit of all maintenance agreements relating thereto entered into between the Company and any third party;

                  (iii) all plant, machinery and equipment and all spare parts, replacements and modifications for or to the same specified in Schedule 3 and the benefit of all obligations and warranties given by any manufacturer or supplier of the same to or in favour of the Company and the benefit of all maintenance agreements relating thereto entered into between the Company and any third party;

                  (iv) all plant, machinery and equipment and all spare parts, replacements and modifications for or to the same other than those specified in clauses 2.1(b)(ii) and (iii) now or hereafter owned by the Company and the benefit of all obligations and warranties given by any manufacturer or supplier of the same to or in favour of the Company and the benefit of all maintenance agreements relating thereto entered into between the Company and any third party (but excluding any plant, machinery or equipment forming part of the Company's stock in trade or work in progress);

                  (v) all Debts (as defined in the agreement details of which are set out in Schedule 4 ("the Financing Agreement")) intended to but which do not for any reason vest absolutely and effectively in VF together with the Related Rights (as defined in the Financing Agreement) to such Debts (the "Non-Vesting Debts");

                  (vi) all present and future book and other debts of the Company, all moneys from time to time standing to the credit of any account of the Company and all other moneys whether arising under contracts or in any other manner due, owing or incurred to the Company (and including any owing by VF to the Company) other than Debts absolutely and effectively vested in or held on trust for VF under the Financing Agreement and Non-Vesting Debts (the "Other Debts");

                  (vii)    all the goodwill and uncalled capital of the Company;

                  (viii) all stocks, shares, bonds and securities of any kind present and future legally or beneficially owned by the Company and all dividends and other rights relating thereto;

                  (ix) all present and future patents, patent applications, trade marks and service marks (whether registered or not), design rights (whether registered or not), copyrights and all other intellectual property rights whatsoever and all rights relating thereto (including, without limitation, by way of licence) legally or beneficially owned by the Company;

                  (x) all benefits relating to all present and future contracts and policies of insurance from time to time taken out by or on behalf of the Company or (to the extent it has) in which the Company has an interest and all claims and returns of premium relating thereto;

         (c) by way of floating charge the undertaking and all property and assets of the Company present and future including any charged by way of specific charge under clauses 2.1(a) and (b) if and to the extent that such charges fail as specific charges ("the Floating Charge Property");

         each of which shall hereafter be collectively referred to as the "Charged Property".

2.2      (a)      Without  prejudice  to  clause  2.2 (b) VF may at any  time by notice to the Company convert the floating charge created by clause 2.1(c) above into a fixed charge as regards any of the Floating Charge Property specified in such notice.


         (b) The floating charge created by clause 2.1 (c) shall (additionally to the circumstances where this will occur under general law) automatically be converted into a fixed charge: -

                  (i) on presentation of a petition to wind up the Company or for an administration order in respect of the Company;

                  (ii) if the Company fails to comply with its obligations under clause 2.3.

2.3 The Company will not without VF's prior written consent create or purport or attempt to create or permit to subsist any mortgage or fixed or floating charge, pledge, lien, assignment or other encumbrance or security (save a lien arising by operation of law in the ordinary course of business or any arrangements relating to banker's set off which the VF may enter into with the Company's bank from time to time) upon the Charged Property nor sell, transfer, lease, licence, part with possession dispose of or grant any interest in or relating to all or any part of the Charged Property save that the Floating Charge Property may be disposed of by way of sale at full value in the ordinary course of business as now carried on and the plant, machinery and equipment charged by clauses 2.1(b) (ii) (iii) and (iv) may be replaced, modified repaired or maintained as specified in clause 3.1(a).

3.       Company's Obligations

3.1      The Company agrees that it will:-

         (a) not sell, transfer, lease, licence, part with possession or dispose of or grant any interest in or relating to all or any part of the Charged Property without the prior written consent of VF save as authorised under clause 2.3 and save that it may dispose of and/or part with possession of any plant, machinery and equipment specified in clauses 2.1(b)(ii), (iii) and (iv) for the sole purpose of immediate replacement, modification, repair and/or maintenance;

         (b)      during the continuance of this Debenture:-

                  (i) pay into a current account or a separate designated account (as VF may require) with the bank specified in Schedule 5 or such other bank as VF may from time to time specify ("the Bank") all moneys which it may receive in respect of the Other Debts hereby charged and (subject to any rights of the Bank in respect thereof) pay or otherwise deal with such moneys standing in such account in accordance with any directions from time to time given in writing by VF;

                  (ii) prior to the security constituted by this Debenture becoming enforceable in the absence of any directions from VF any moneys received by the Company and paid into such account in respect of the Other Debts hereby charged shall upon such payment in stand released from the fixed charge on such debts hereinbefore by this Debenture created and shall stand subject to the floating charge hereinbefore by this Debenture created over the other property and assets of the Company but any such release shall in no respects derogate from the subsistence and continuance of the said fixed charge on all other Debts of the Company for the time being outstanding;

                  (iii) if called upon to do so by VF execute a legal assignment of such Other Debts to VF in such terms as VF may require and give notice thereof to the debtors from whom those debts are owing or incurred and take such other steps as VF may require to perfect such legal assignment;

                  (iv) deal with such Other Debts in accordance with any directions from time to time given in writing by VF (subject to any rights of the Bank in respect thereof) and in default of and subject to any such directions deal with the same only in the ordinary course of getting in and realising the same (but not sell, assign, factor or discount the same in any way);

                  (v) permit the Bank to furnish directly to VF from time to time upon request full statements and particulars of all the Company's accounts with the Bank and such other financial statements and other information respecting the assets and liabilities of the Company as are from time to time available to the Bank;

                  (vi) only deal with Non-Vesting Debts as if they were Debts and their Related Rights purchased by VF under the Financing Agreement and in particular will not bank or deal with any payments (by whatever method) in respect of the Non-Vesting Debts except by dealing with them in accordance with the Financing Agreement;

                  (vii) after crystallisation of the floating charge (if any) created pursuant to clause 2.1(c) into a fixed charge not, except as permitted by VF, withdraw any credit balance representing payments relating to Non-Vesting Debts and Other Debts from any of the Company's bank accounts;

         (c) punctually pay all outgoings relating to the Charged Property and produce receipts therefor to VF on request and comply with all laws concerning the Charged Property and every notice, order, direction, licence, consent or permission lawfully made or given in respect of it or any part thereof;

         (d) subject to the rights of any prior mortgagee deposit with VF all deeds and documents of title relating to the Charged Property or any part thereof;

         (e) without prejudice to clauses 2.3 and 3.1(a) not pull down, remove, redevelop or materially alter the whole or any part of the Charged Property and keep the Charged Property in good repair and condition and allow VF free access at all reasonable times to view the state and condition of the Charged Property (though without VF being deemed thereby to be a mortgagee in possession);

         (f) not exercise the powers of leasing or accepting surrenders of leases conferred by Sections 99 and 100 of the Law of Property Act 1925 ("the LPA") or any other powers of leasing or accepting surrenders of leases without VF's prior written consent;

         (g) insure and keep insured those parts of the Charged Property as are of an insurable nature with such insurer and against such risks as VF shall require to their full insurable value with VF's interest noted on each policy, produce to VF the receipts for each current premium on demand and apply any insurance proceeds in making good the relevant loss or damage or, at VF's option, in or towards discharge of the Secured Liabilities;

         (h) it shall have, maintain and comply with all permits, licences or other approvals required by all laws, directions and regulations and all codes of practice, circulars and guidance notes issued by any competent authority or agency concerning the protection of the environment (which shall include air, water and land) or human health (each an "Environmental Law") needed for its use or occupation of the Charged Property (or any part thereof) or for the conduct of any business it is engaged in from time to time and shall not do or permit to be done any act or omission which could result in any liability being imposed on VF under any applicable Environmental Law;

         (i) it shall forthwith on demand pay for an environmental audit of such type as VF, acting reasonably, shall specify from time to time in relation to the Charged Assets and, in any event, shall permit VF, its agents, employees, and any firm of environmental consultants engaged by it, to have full access to all its properties, assets, books and records for the purpose of carrying out any such environmental audit.

3.2 The Company hereby warrants that it is not in breach of, and has not incurred or become subject to, any civil or criminal liability under any Environmental Laws or the terms of any Environmental Licence and that it has not done or omitted to do anything which could impose any liability on VF under any applicable Environmental Law.

3.3      If the Company fails to carry out any of its  obligations  under clause
         3.1 VF may do so (though without being deemed thereby to be a mortgagee in possession) and may recover any payments made by it relating thereto from the Company on demand until which time such payments shall form part of the Secured Liabilities.

4.       Enforcement

4.1 The powers and remedies conferred on mortgagees by Section 101 of the LPA shall apply to this Debenture but without the restrictions imposed by Section 103 of the LPA and the statutory powers of leasing conferred on VF shall be extended so as to authorise VF to lease and make arrangements for leases at a premium or otherwise accept surrenders of leases and grant options as VF shall think expedient and without the need to observe any of the provisions of Sections 99 and 101 of the LPA. VF may exercise all powers, authorities and discretions conferred expressly or by implication on any receiver under this Debenture or by statute or common law.

4.2 At any time after the Company shall breach any of its obligations under this Debenture or any other agreement with VF (including, without limitation, the Financing Agreement) is breached by the Company or becomes terminable by VF or after request by the Company or the presentation of a petition for the appointment of an administrator in relation to the Company VF may appoint one or more persons to be a receiver or receivers solely, jointly, severally or jointly and severally with others of all or any part of the Charged Property and to the extent permitted by law may remove any such receiver or receivers and appoint another or others in his or their place. Any receiver so appointed shall be the agent of the Company and the Company shall be solely responsible for all acts, omissions or defaults and the remuneration of each such receiver which remuneration VF may fix it as it sees fit which may include a fixed fee, hourly rate or commission.

4.3 Any receiver appointed under this Debenture may enter upon and take possession of the Charged Property or any part of it. A receiver or receivers appointed by VF shall, notwithstanding any administration or liquidation of the Company, have all the powers (which in the case of joint receivers may be exercised either jointly or severally) in the name of or on behalf of and at the cost of the Company specified in
         Schedule 1 to the Insolvency Act 1986 (even if not an administrative receiver), power to do or omit to do all things that the Company could do or omit to do and all powers conferred by the LPA as if duly appointed thereunder.

4.4 All monies received under the powers conferred by this Debenture shall, subject to repayment, so far as required, of any claim having priority to this Debenture, be paid or applied in the following order of priority: -

         (a)      in  satisfaction of all costs,  charges and expenses  incurred
                  and   payments   made  by  VF  or  the  receiver  and  of  the
                  remuneration of the receiver;

         (b) in or towards satisfaction of the Secured Liabilities in such order as VF may at its discretion require;

         (c) as to any surplus (if any) to the person or persons entitled thereto.

5.       Further Assurance & Power of Attorney

5.1 Upon request by VF the Company will at the Company's cost immediately sign, seal, execute, deliver and perfect all deeds and instruments and do all such other acts and things as VF or any receiver appointed hereunder may require in order to perfect or enforce the security created by this Debenture or to use the powers given to each of them in this Debenture.

5.2 The Company irrevocably and by way of security appoints VF and its directors, officers and managers from time to time and any receiver/receivers appointed hereunder jointly and severally to be the lawful attorneys of the Company and in the Company's name and on its behalf and as its act and deed to carry out any matters necessary to achieve the purposes set out in clause 5.1.

6.       Consolidation

         The restrictions on the right of consolidating  mortgages  contained in
         Section 93 of the LPA shall not apply to this Debenture.

7.       Notice of Subsequent Interests

         If VF receives notice of any subsequent mortgage, charge, assignment, security or other interest affecting the Charged Property VF may open a new account or accounts with the Company. If VF does not open a new account it shall nevertheless be treated as if it had done so at the time when it received notice and as from that time all payments made by the Company to VF shall be credited or treated as having been credited to a new account and shall not operate to reduce the amount secured by this Debenture when VF received such notice.

8.       Additional Security

         This Debenture is in addition to and shall not merge or otherwise prejudice or affect any other right or remedy of VF or any assignment, bill, note, guarantee, mortgage or other security now or in the future held by or available to VF (whether created by VF or a third party) in favour of VF in respect of the Secured Liabilities.

9.       Currency Indemnity

         VF or any receiver appointed by it may, in their absolute discretion, convert any monies received, recovered or realised under this Debenture from their then existing currency into such other currency as VF or such receiver may reasonably think fit and any such conversion shall be effected at VF's bankers then prevailing spot selling rate of exchange for such other currency against the existing currency.

10.      H M Land Registry

         The Company certifies that this Debenture does not contravene its Memorandum and Articles of Association and has been executed in accordance therewith and hereby applies to the Chief Land Registrar for a restriction to be entered on the Company's title to any registered land forming part of the Charged Property in the following terms:

         "Except under an order of the Registrar no disposition or dealing by the proprietor of the land is to be registered without the consent of the proprietor for the time being of the Charge dated [ ] in favour of Venture Finance Plc"

11.      Suspense Account and Set-Off

11.1 VF may at any time and without prior notice to the Company forthwith transfer all or any part of any balance standing to the credit of any account of the Company with it to any other account of the Company with it or combine or consolidate the Company's accounts with, and liabilities to, it or set-off any liabilities in or towards satisfaction of any of the Secured Liabilities.

11.2 VF or any receiver appointed by it may at its discretion credit all or any monies received by it under or in relation to this Debenture to a suspense account and hold such monies on such account for such period as either thinks fit pending its application in or towards discharge of the Secured Liabilities.

12.      Transfers & Disclosures

         The rights and obligations of VF under this Debenture are transferable by VF and references in this Debenture to VF shall include its successors and transferees. The Company may not assign, transfer or make any declaration of trust of any of its rights or obligations under this Debenture. VF may disclose any information about the Company to any person to whom it is proposing to transfer or has transferred this Debenture.

13.      Miscellaneous

13.1 No delay or omission on the part of VF in exercising any right or remedy under this Debenture shall impair that right or remedy or operate as or be taken to be a waiver of it. Any single, partial or defective exercise of any such right or remedy shall not prevent the further exercise of that or any other right or remedy.

13.2 VF's rights under this Debenture are cumulative and are not exclusive of any rights provided by law.

13.3 Any waiver by VF of any term of this Debenture or any consent or approval given by VF under it shall only be effective if given in writing and then only for the purpose stated and subject to any terms and conditions imposed by VF.

13.4 If at any time any one or more of the provisions of this Debenture is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction the legality, validity or enforceability of the remaining provisions of this Debenture shall not in any way be affected or impaired as a result.

13.5 Any certificate signed by a director or other authorised officer of VF as to the amount of the Secured Liabilities at the date of such certificate shall, in the absence of manifest error, be conclusive evidence of such amount and a binding obligation of the Company.

13.6 All references in this Debenture to any statute shall be deemed to include reference to any modification or re-enactment thereof for the time being in force and all references to clauses and schedules are to those in this Debenture.

13.7 The meaning of general words introduced by the word "other" is not to be limited by reference to any preceding words.

13.8 The paper on which this Debenture is written is and at all times remains the property of VF even after the discharge of this Debenture.

14.      Notice

         (1) Any notice or demand to be served or made by VF under the terms of this Debenture shall be validly served or made:

                  (i) if handed to the Company or to any officer of or partner in the Company as appropriate; or

                  (ii) if delivered, or sent by facsimile transmission or post, to the address stated in Schedule 1 or the address of the Company last known to VF or to any address at which the Company carries on business; or



                  Notice or demands served personally by VF shall take effect upon such service and those made by facsimile shall be treated as being received upon transmission. Notices sent and demands made by VF by post shall be conclusively deemed to have been received no later than 10.00 a.m. on the next Working Day following the posting or despatch.

         (2) Any notice to be served on VF must be in writing and delivered by Recorded Delivery post to the registered office of VF or such other office, as VF shall notify to the Company for the purpose of this sub-clause. They shall take effect at the time of delivery so recorded.

15.      Jurisdiction

         This Debenture shall be governed by and interpreted in accordance with the laws of England and the Company hereby submits to the non-exclusive jurisdiction of the English Courts in connection with any matter arising under it.


         IN WITNESS WHEREOF the parties hereto have executed this deed in the manner hereafter appearing and have delivered it on the date shown on page one.









EXECUTED AND DELIVERED AS A DEED by     )





/S/Paul Beveridge                       )
------------------------------------

as Attorney for VENTURE FINANCE PLC     )

in the presence of:                     )

                                        )

                                        )

/S/ Paul Apps                           )
-------------





Address of Witness:  Sussex House, Perrymont Road, Haywards Heath.







EXECUTED AND DELIVERED AS A DEED        )

                                        )

BY InYX Pharma Limited                  )

                                        )

Acting by*Colin Hunter                  )        /S/ Colin Hunter
                                                 ----------------

(Director)                              )        Signature of Director



and* Steven Joseph Handley              )        /S/ Steven Handley
                                                 ------------------

(**Director/Company Secretary)          )        Signature of Director/Company

                                                 Secretary

                                   SCHEDULE 1






Company Name:




Company No:





Registered Office:

                                   SCHEDULE 2


                    [Freehold and Leasehold Property Details]


1.       Registered Land


         London and District Borough/County                Title Numbers
         Description


i)       3 Arkwright Road, Runcorn CH271493

ii)      5 - 8 Arkwright Road, Runcorn                     CH309942

iii)     9 Arkwright Road, Runcorn                         CH309955

iv)      9 Arkwright Road, Runcorn                         CH310239

v)       18 Arkwright Road, Runcorn                        CH204430

vi)      Land and buildings on the East Side of            CH460749
         Arkwright Road, Runcorn

vii)     Land on the North Side of Arkwright               CH393632
         Road, Runcorn


2.       Unregistered Land

i)       Leasehold land known as 1 - 2 Arkwright Road, Runcorn;

         Lease dated 23 June1988 between Warrington and Runcorn Development Corporation (1) and Minipak Aerosols Limited (2)

ii)      Leasehold land known as 10 / 11 Arkwright Road, Runcorn;

         Lease dated 23 June1988 between Warrington and Runcorn Development Corporation (1) and Minipak Aerosols Limited (2)

                                   SCHEDULE 3



Plant & Machinery
-----------------

Intermediate Warehouse
----------------------

43 x Bays of boltless racking (speedlock)

Mobile steps

2 x Pairs of protection barriers

Nilfisk 3kg vacuum cleaner

Label Room
----------

Macalux racking comprising of:

20 pairs of beams with chipboard shelving (1400mm x 55mm x 10mm)

9 end frames (250mm x 600mm x 50mm)

Boltless racking comprising of:

4 Bays of drive in racking

8 Pairs of drive in beams

10 end frames

Fujitsu Pentium personal computer c/w 24x max CD rom, 14" monitor, ICL keyboard and mouse

TEC B-672-QP bar code printer, Serial No 9H1804040

TEC B-672-QP bar code printer, Serial No 5E002782

Main Warehouse
--------------

Boltless bays of racking comprising of:

12 Bays of boltless pallet racking

Headinair double door raw material drum oven, Ref No 18148

Mettler Toledo ID7 remote weight platform floor balance counting scale, 1500kg x 0.5kg, Serial No 2358268

Foster gastronorm raw material refrigerator

Saline Line
-----------

Stainless steel 8 lane slatted feed conveyor

(8 x 140mm x 1900mm) with accumulating section


Single lane slat conveyor  with Radium  sections and guides
Approx 100mm x 7m to Miraclean

MTF Technik BFD inclined valve feed hopper with Inclined conveyor,
Serial No 10067

Inclined rotary valve feed

Hills of Hull Micraclean machine,
Serial No M24966

Best D30 stainless steel check weigher,
Serial No B2234 With spiral infeed unit

Filing Room
-----------

Sartorius digital scale with print out


Pall Palltronic flow star integrity tester
Serial No C8053021

Single lane slat conveyor, approx 100mm x 12m

King stainless steel six head filling machine

Pamasol 6 head rotary valve inserter/clamper with screw feed

4 head gas filling system

Stainless steel mobile holding vessel 500L jacketing with mixer

Stainless steel 2 lane slatted take off conveyor with diverter to reject lane approx 2 x 100mm

Pamasol 2025/24B buttoner
Serial No 8031-13369

RNA vibratory feeder and inclined feed hopper and elevator conveyor

Single lane slatted belt conveyor, through Buttoner, capper and printer
Approx 100mm x 15m

Pamasol 2033/32B capping machine,
Serial No 6032-13370,
with stainless steel hopper and inclined elevator conveyor

Domino Solo IP65 stainless steel inket coder with Bespoke product holding system with 70-OC holding station, stainless steel belt 4 section divider/conveyor feed, approx 260mm x 200m Serial No 781452

Skinetta ASK450 sealing and shrink wrap machine with fire protection, Serial No ESZ2010.94

3M Matic 12A 18600 automatic case sealer,
Serial No 1036

Sartorius 151 30 bench top remote platform scale
Serial No 5020487

Bulk Solution Holding Area - Tank B
-----------------------------------

Vestec stainless steel saline vessel 5000L jacket
Serial No W2323

Bulk Solution Holding Area - Tank A
-----------------------------------

Webster stainless steel saline vessel 5000L jacket

1971 APV N35 MG510 plate type heat exchanger
Serial No 11719

Solution Make Up Area

MFTC lee metals stainless steel 800L jacketed vessel
Serial No -
with Morstan LIG 12/1 LSB mixer

SVLL Line (Packaging)
---------------------

Conveyor mounted motorised feed table 28 section

Newman 6VA stainless steel combined labelling and coding machine
Serial No 93495
with variable speed stainless steel carousel

Carmichael carton erector with leaflet inserter
Serial No C13709 AV/UK 29

1992 Neri SL200 2TS twin head labelling machine
Serial No 130-92

EDL 24/12 ST shrinkwrap tunnel
Serial No 12804

Videojet Excel HR inkjet coder
Serial No R93K10020

SVLL (Filling)
--------------

Ozaf E20V stainless steel feed hopper

Serial No 2370 Ozaf RO 800 rotary bowl feeder Serial No 2369

Stainless steel belt conveyor to accumulator

1997 Neri Model 3 Type 15 rotary carousel/accumulator with blow cleaning facility
Serial No MTFA01401

1997 Marchesini ML 642 Riempitrice 4 head filing,
3 head crimping and 5 head capping machine
Serial No 697000032
with FIM 30 control with 2 vibratory feed hoppers

1997 Marchesini ML 642 Riempitrice 4 head filing,
3 head crimping and 5 head capping machine
Serial No 697000033
with FIM 30 control with 2 vibratory feed hoppers

Mixing
------

Mettler ID 55X-E ex rated remote platform sale

Druckluftmotor D370 pneumatic barrel pump
Serial No 122.3

1 x 700L mobile vessels with lightnin LQ 25A ex rated mixers and Silverson bottom mixer

4 Sandpiper TGH-2-SEB1/2-A pneumatic pumps

Nederman fume extractor

MDI Filling
-----------

New England Machinery NEH BCL bulk
component hopper with elevating conveyor and rotary feed to convey Serial No 1856

Stainless steel rotary vibratory feed
with overhead conveyor

Stainless steel slatted belt conveyor to crimping machine approx 4m x 100m

6 Head charging machine comprising Fulton fuller, Cap feed, 6 head crimper and 6 head gasser with DH autosampler

Best stainless steel RIM 30 check weigher
Serial No B2805

Domino Codebox two line inkjet coder

Stainless steel slatted take off conveyor 2.5m x
100mm with two workstations

Manufacturing MDI 2 Filling Line
--------------------------------

Envair c-flow lamina flow cabinet

Mettler ID3 multirange remote platform scale

P Pellegrini jacketed 180kg mobile vessel with air driven and electric mixers

MDI Packaging
-------------

Stainless steel rotary carousel

Stainless steel slatted belt conveyor, approx 6m x 100mm

Best SRIM 3D stainless steel check weigher
Serial NoB2592

Newman NV11 labelling and coding machine
Serial No 96258
with conveyor through feed

CAM OMA carton erector, packer and leaflet inserter
Serial No C12441.PRX

Best D30 stainless steel checkweigher
Serial No B3229
with air reject knock out

CAM through feed stack and wrapping machine
Serial No C4305KA.A.7

MDI Primary Packaging
---------------------

Marchesni stainless steel rotary carousel

Serial No E639836
with FIM 30 control


1999 Marchesni LAC 3 test type testatrice function testing machine
Serial No 6.98.00376

Packservice tavolo rotante PS160 rotary carousel table

Slatted endless belt conveyor, approx 10m x 100mm

MDI Packaging 2
---------------

Stainless steel table

Stainless steel slatted belt conveyor, approx 5m x 100mm

1995 Graseby Best E30 checkweigher
Serial No B3676

Newman 5FL labelling and coding machine
Serial No 93491

Stainless steel radius conveyor, approx 2m x 100mm

Stainless steel bespoke inserting machine with OMA carton erector/filler and leaflet inserter
Serial No C12030PRX26

Best D30 stainless steel checkweigher
Serial No B3230

CAM throughfeed stacking and wrapping machine
Serial No -

Robopac 9050-2 pallet wrapper, Serial No 3238-1

Dispensary
----------

Mettler ID5 SX remote platform sale ex rated

Air driven pump

Metler PS10 digital scale

Allowance for remaining contents including 2 bath

HFA Facility
------------

Pamasol X2046-023/3 stainless steel bottled

Reservoir feed and sorter
Serial No 11431-19951

RNA SRC-N400-IL vibratory button feeder
Serial No 01407
RNA SRC-N400-IL vibratory button feeder
Serial No 01504 in acoustic cabinet with top feed conveyor

Pamasol Macromat P2-45/16B filling machine
Serial No 11432-19952

Best Brim 30 stainless steel check weigher
Serial No B2990

Single slat belt conveyor to end of line

Buttoner with Podmores vibratory bowl feed
Serial No 2608

Domino A200 inket coder with forwarding section

2000 2 Vestec 220L jacket mixing vessels with ex misers, ex BTM mixer, pumps and ancillary equipment
Serial No's W2170/A, W2170/B

Air driven pump

2 Nederman fume extractors

Refrigeration Plant for WF1
---------------------------

1997 ICS 4 fan unit
ICS TA 121 chiller
Serial No  1200700408

Main Warehouse
--------------

Mobile picking steps

PC, Monitor and keyboard

Willaims stainless steel refrigerator

SVLL Packaging
--------------

Sartorius electronic platform scale

MDI Packaging
-------------

Airform fume cupboard

Secondary Packaging
-------------------

LV Liquids

Shrink wrapper

Over wrapper DG27

CAM carton erector

Codebox and heatamatic conveyor

Changing Room
-------------

1 x Cupboard

1 x Garment rail

1 x Stepover barrier

2 x Plastic bins

1 x Stainless steel water chiller

Topicals 2 Changing Room
------------------------

1 x Stepover barrier

Topicals 2 Production Line

9 lane Linear feed table

Hillsmen Rota Blow pneumatic canister cleaning machine

2 x Nimmo Packaging Systems product feed stations

Aerofill Starpack rotary filling, valve feed and valve crimping machine

Dip tube valve hopper feed and rotary unscrambler

Valve Hopper feed & RNA rotary unscrambler, type SRC-N400-2L
Serial No 00361

Stainless steel framed plastic slatband conveyor into outside propellant gassing booth

Propoellant gassing booth

Slatband conveyor from gassing booth

Best Inspection D30 check weigh machine

Reject enclosure

Slatband conveyor with water bath

Water bath stress testing machine

Nimmo Packaging Systems aerosol button application machine, with feed hopper and unscrambler

Nimmo Packaging Systems overcap applicating machine, with hopper and unscrambler

Slatband through conveyor

Sparkprint label applicator and conveyor mounted presser

Domino A200 Inkjet coder

Travtec Diverter II can diverter

PCE Code reader

Slatband conveyor to Accumulation Table

CAM cartoning machine, No C15706 PMM17

Soco carton sealer and conveyor

Nimmo Packaging Systems Main Line control panel

Crowcon gas monitor

Kiddedeugra gas alarm panel and 9 gas sensors

CCTV monitor for Gassing Booth

Sartorius electronic seal

4 x Stainless steel tables

2 x Chairs

3 x Small stainless steel liquid storage vessels

Topicals 1 - Changing Room
--------------------------

Step over barrier

Topicals 1 - Production Line
----------------------------

Stainless steel 5 lane slat in-feed conveyor with channeling/feed to single land slat conveyor throughout filing room and gassing room with radius and diverter sections approx 900mm x 19m overall

Shield Engineering stainless steel feed hopper with inclined conveyor, approx 300mm x 2.4m

Pamasol Type-2037 500 stainless steel inclined valve feed and unscrambler

Pamasol Macromat 2045 topical aerosil filing machine with 2 filling heads and single crimping head

Slatband conveyors into and out of gassing booth

Best inspection RIM 30 stainless steel in-line checker weigher
Serial No B3317

Stainless steel slatted belt conveyor with to diverter to water bath approx 2m x 900mm

8 lane stainless steel conveyor water bath with Comes 90L motorised pick and place feed and take off, 6 blow dry heads and single lane slatted take off conveyor

Rotary feed button applicating machine with RNA ESG
8060 vibratory bowl feeder

Single lane slatted belt conveyor approx 11m x
900mm through capper and coder

Single head pneumatic capping machine with stainless steel holding bench

Labelling station with Spark K505 label applicator, stand and controller

Domino stainless steel inkjet printer, Type A200

HCL Cam stainless steel carton erecting machine with leaflet feed
Serial No C15048AV25

Stainless steel slat conveyor approx 3m x 250mm

1988 Kiener ASK 450 shrink wrap tunnel
Serial No ES2 1592 88

Ad Pak WM 983 pallet stretch wrapper

Foam Facility Units 5-8 PMB
---------------------------

Mettler Toledo ID5 SX-E remote platform scale

Air Master auto M155 extraction unit
Serial No 981191460

CIP pump ex rated

Quicklift QL/PN/3.0/LAF hydraulic lift truck
Serial No 9634/98

Integ stainless steel 4000L vessel with bottom magmax ex rated mixer and automated outlet valve level indicator, filter housing, Burst disc, pressure spray ball

2 x Sandpiper air driven pumps

1998 Integ stainless steel 1800L vessel
Serial No 00522

APV Aqua tank agitator control panel

APV Ethanol tank agitator control panel

Main switch panel

3 Ticket printers (linked to vessels)

Sandpiper air driven pump
Serial No 52760S

Contrec 214 batch control meter with 2 Mettler
Toledo ID 3STX load cells (for vessels)

Changing Room
-------------

Step over barrier

N-Pentane Suite
---------------

1993 Websters 158L stainless steel jacket cooled

storage vessel with explosion relief value
Vessel No 25332
with Lightnin mixer, four air pumps and centrifugal pump

Sinton 690kg stainless steel blister vessel with explosion relief valve and lighnin ex rated mixer with ancillary staging, pumps and associated equipment

Topicals & Liquids Mixing Area
------------------------------

30 50L stainless steel portable vessels

1995 Webster 1117 litre mobile jacketed and cooled stainless steel vessel
Serial No 2834
with 1995 Lightnin LQ75A mixer
Serial No Q60722

1995 Webster stainless steel 550 L jacketed and cooled mobile vessel
Serial No 2835 with 1995 Lightnin LQ25A mixer
Serial No Q60721

Two stainless steel holding vessel with Mortsan mixer

Stainless steel mobile vessel with Lighnin mixer

Ex rated mobile hydraulic pallet truck with Weightronix W1-150 digital scale
Serial No 010528

1 Stainless steel IBC's

1992 Vestec stainless steel jacketed mobile vessel
Serial No W-9651
with AOB mixer and air driven pump

1967 APV 3000L stainless steel jacketed vessel
Serial No 48629.3

1967 APV 3000L stainless steel jacketed vessel
Serial No 48629.3

Stainless steel 5000L tank with Morstan L56 ex
Ramp mixer

2 x 12000L stainless steel vessels on leg with Lightnin ex rater mixers

Avery Berkel L117 digital ex-rated remote platform scale
Serial No 590020655

Stainless steel open tank

4 Sandpiper SBI air powered double diaphram pumps

Gas Filling Station
-------------------

Steel container aprox 3m x 2.5 x 3m with explosion relief roof, 2 head gas filling machine with ancillary equipment

Water Treatment
---------------

Stainless steel jacketed vessel 5500 litres

US filter continuous deionisation unit

USF slectron organic scavenger

USF UV disinfection unit and associated equipment

Boiler Room
-----------

2 x 1987 Fulton 15E steam raising boilers output 525/hour
Serial No B5346

Finished Goods Warehouse
------------------------

2 Bays adjustable racking

1 x Cupboard

Tank Farm
---------

Prometheus Werke mild steel CFC storage tank (P12)

Prometheus Werke mild steel CFC storage tank (P1)

Prometheus Werke 22 CUM mild steel CFC storage tank (P40/60)

Mild steel butane storage tank (CAP 30)

Mild steel butane storage tank (CAP 40)

Mild steel DME storage tank (DME)

Associated pumps and pipework

Pillar jib crane with Pronin 2T hoist

Sprinkler House
---------------

Armstrong fire drive 110 diesel standby sprinkler pump and outside sprinkler tank

Yard
----

Dewatered alcohol tank

Waste compactor

2 Sinton mobile stainless steel vessels with mixer

Compressor House
----------------

3 HPC Plusair CS90 packaged air compressor

Beko Owamat 6 oil/water separator

1981 Pall P 401 DHAE 30 AB DX heatless dryer
Serial No 3.42.D4814 81

3 Outside air receivers

Boiler House
------------

2 x 1987 2 Fulton 15E steam raising boilers
Serial No: B5348

Rigid 300 pipe threading machine

Karcher HD 855S pressure washer

Engineers' Shop
---------------

Wolf double ended bench grinder

Nu Tools bench grinder and sander

Elektra Beckum BS230 bandsaw

Clarke pedestal drill

Makita snip saw

RS bench drill

SIP Turboweld arc welder

Oxyacetylene welding set

Degreasing bath

Floor polisher

Benches, vices, cupboards and small tools

WFI Plant
---------

1994 Ponsini BD/V-A-500 thermocompression

distillation plant
Serial No 2826

Permutit Scion 700 dioniser

300L polypropylene store vessel

700L jacketed stainless steel storage vessel

Jacketed 10,000 WF1 storage tank

5 APV plate heat exchangers

Anatel A1000 S10 TOC sensor

USF reverse osmosis unit

2 Plastic storage tanks 5000L and 2000L chiller units with controls and ancillary equipment

Laboratory 1
------------

Airform fume cabinet
Serial No D104J123

3 Pot heating mantle

Copley Erweka TPK DP1/MPI test apparatus

Phillips Harris Sigma 2-15 laboratory centrifuge

Clifton water bath

Radiometer Meterlab PHM250 ion analyser

Sartorius digital top pan balance

Metrohm 758 KFD titrino titrometer with 703 Ti stand

Sartorius BP211D digital analytical balance and ticket printer

Calculating digital density meter

Roeblin Camlab automatic osmometer

Epic tower PC

Laboratory benching and cupboards

HPLC Laboratory
---------------

Millipore milli Q plus water purification apparatus
Serial No F3MM76811M

Waters HPLC comprising:
486 tunable absorbance detector
Serial No MXM5BM7569M
717 plus autosampler
Serial No MXSAM5577M
510 HPLC pump

Compaq Deskpro personal computer with monitor, keyboard and Hewlett Packard Deskjet 930c printer

Compaq Deskpro personal computer with S700 monitor, keyboard and Hewlett Packard Deskjet
695c printer

Waters HPLC comprising:
486 tunable absorbance detector
Serial No MXSCM973M
717 plus autosampler
Serial No MXSAM5936M
510 HPLC pump

2 Phenomenex RC-200 readouts

Waters HPLC comprising:
717 plus autosampler

Spectra-Physics Spectra 200 programmable wavelength detector

Gilson 307 pump
Serial No 184183

Perkin Elmer Lambda 25 UV/VIS spectrometer
Serial No 6995

Epson FX-880 printer

Grant water bath

Grant Ultrasonic bath

Laboratory benching, cupboards and small equipment

Laboratory 3
------------

Perkin Elmer Autosystem XL gas chromatograph

Epic tower PC with monitor, keyboard and Hewlett
Packard Laserjet 1100 printer

Unitemp bench top laboratory oven
Serial No 74532/2

Gast vacuum pump

Stuart scientific bench top furnace

Radiometer ABU 901 autoburette

Epic tower PC with monitor, keyboard and Hewlett Packard Deskjet 695c printer

Radiometer TIM800 Titra lab titration manager

Radiomter CDM210 conductivity meter

Nicolet Avatar 360-FT-IR ESP diffuse reflector

Laboratory benching, cupboard and small equipment

Microbiology Laboratory
-----------------------

Intermed Microflow fume cabinet with peteric limited sterilising agent
Vaporising unit and Microflow pathfinder control unit

2 LAL-500E Series 2 32 station mixing modules

Bassaire 04HB fume cupboard
Serial No 8390
with 54 module filter
Serial No 54082

Millipore Milliflex Sensor II

2 Electric laboratory ovens

Meiji microscope

Labcold refrigerator

Logicol tower PC with monitor, keyboard and Hewlett Packard Deskjet 690c printer

2 LEC pharmacy refrigerators

Laboratory benching, cupboards and small equipment

Store
-----

Malvern Series 2600 droplet and particle size analyser with PC and printer

Network cabinet

Rack, table and 4 drawer filing cabinet

Units 1 & 2 Warehousing
-----------------------

24 x Bays of boltless racking comprising:

61 Pack beams

29 End frames

3' High x 9' x 1 1/2'

On Site - Not Inspected
-----------------------

Stainless steel 60 L mobile buffer tank with ex rated Float and Ober LFB4D pneumatic mixer
Serial no: D70088

2 x 1 ton stainless steel storage vessels

Plant & Machinery
-----------------

Nedderman extract arm linked to packaging 1 air fume cupboard

2 stainless steel tanks

Stainless steel 800KG

Astra 2000 case sealer

Kiener ASK 450 shrinkwrap

Allenn Labelling machine

Hecomatic stainless steel con

Videojet Inkject coder

Charmichael Cam 1 AV

Fabcar wrap and seal

4 Sandpiper SBI air powered double diaphragm pumps

Sinton Engineering 590 s/s Jacketed Vessel serial number W03919 (1997)

Silverson Model D Mixer

Procor (UK) 42,000 mild steel tank serial number 771138/V17 (1978)

Electric Pump and associated pipe work and controls

Pamasol HFA diaphragm pump, complete with controls (Engineering workshop)

                                   SCHEDULE 4


                          [Financing Agreement Details]



The  Agreement for the Purchase of Debts entered into between the Company and VF
having a Commencement Date of                  20


The Advantage Facility entered into between the Company and VF dated        20


The Loan Agreement entered into between the Company and VF dated            20

                                   SCHEDULE 5


                            [Company's Bank Details]


Name:                      Venture Finance PLC


Branch:                    HSBC Bank plc
                           60 The Broadway
                           Haywards Heath
                           West Sussex RH16 3AR


Sort Code:                 40-23-27


Account No:                61228676